UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

WHITEHALL JEWELERS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52123	20-4864126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 South Wacker Dr., Ste. 2600, Chicago, IL 60606
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:  (312) 782-6800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2008, Charles Philips resigned as a Director of the Registrant. Effective as of the same date, Daniel Platt was elected by written consent of the Registrant's Board of Directors as a Director to fill the vacancy resulting from Mr. Philips resignation.

Mr. Platt, age 35, has been employed by Prentice Capital Management, LP since May 2006. Mr. Platt is Co-Head of Special Investments at Prentice. His responsibilities at Prentice include sourcing acquisition targets, structuring debt and equity for acquisitions, debt underwriting and joint oversight of Prentice Capital’s portfolio companies. Mr. Platt also sits on the boards of directors of certain of Prentice’s portfolio companies, including Ascendia Brands, Inc., a consumer products company. Prior to joining Prentice, Mr. Platt was employed as a Managing Director by the Consumer & Retail Division of Banc of America Securities LLC, where his responsibilities included originating new business, structuring transactions, leading underwritings and portfolio management. Prior to joining Banc of America in 1999, Mr. Platt held various positions with May Department Stores.

Mr. Platt's employer, Prentice Capital Management, LP, beneficially owns approximately 65% of the Registrant's outstanding common stock. Prentice and its affiliates have entered into certain financing and other transactions with the Registrant, as described under the caption "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE" in the Registrant's amended registration statement on Form S-1 filed on December 27, 2007, which description is incorporated by reference.

Item 7.01     Regulation FD Disclosure.

On April 2, 2008, the Registrant issued a press release announcing that Charles Philips had resigned as a Director of the Registrant and that Daniel Platt had been appointed as a Director in his place. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Registrant under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01     Financial Statements and Exhibits.

         (d) Exhibits

Number	Description of Exhibit

99.1	Press Release dated April 2, 2008 (1)

          ___________________

          (1)  Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELERS HOLDINGS, INC.
(Registrant)

		By:	/s/ Robert B. Nachwalter
Robert B. Nachwalter
Senior Vice President and
General Counsel

Date:	April 2, 2008